UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2004

OPTIKA INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-28672	95-4154552
(Commission File Number)	(I.R.S. Employer Identification No.)

7450 Campus Drive, Suite 200, Colorado Springs, CO 80920

(Address of Principal Executive Offices) (Zip Code)

(719) 548-9800

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name, Changed Since Last Report)

Item 12. Results of Operations and Financial Condition

On January 20, 2004, Optika Inc. issued a press release announcing its financial results for the quarter ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Optika Inc.

(Registrant)

Dated: January 20, 2004

By:	/s/ Steven M. Johnson

Steven M. Johnson Executive Vice President, Chief Financial Officer, Secretary and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued January 20, 2004